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                                                                   EXHIBIT 10.60


                              READ-RITE CORPORATION

                           WAIVER AND FOURTH AMENDMENT
                               TO CREDIT AGREEMENT

         This WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of December 29, 1999 and entered into among Read-Rite Corporation, a Delaware corporation (the "Borrower"), the financial institutions named on the signature pages hereof (each a "Bank" and collectively the "Banks"), Canadian Imperial Bank of Commerce, New York Agency, as agent for the Banks (the "Agent") and issuer of Letters of Credit (the "Designated Issuer") and is made with reference to that certain Credit Agreement dated as of October 2, 1997 (as amended by the First Amendment to Credit Agreement dated February 5, 1998, the Second Amendment to Credit Agreement dated as of August 10, 1998 and the Waiver and Third Amendment to Credit Agreement dated as of September 27, 1999, the "Credit Agreement" and the Credit Agreement, as amended by this Amendment, the "Amended Agreement") among the Borrower, the Banks, the Designated Issuer and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Agreement.

                                    RECITALS

         WHEREAS, the Borrower has requested that the Banks waive certain provisions and amend certain other provisions set forth in Credit Agreement.

         NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         A. The definition of the term "Revolving Facility" in Section 1.01 of the Credit Agreement shall be amended by deleting the figure "$75,000,000" and substituting therefore "$50,000,000".

         B. The proviso at the end of the definition of the term "Interest Period" in Section 1.01 of the Credit Agreement shall be deleted.

         C. There shall be added to Section 1.01 of the Credit Agreement, in appropriate alphabetical sequence, the following definition:

                  "Waiver and Fourth Amendment Termination Date": February 25, 2000, unless on or after February 4, 2000, the Majority Banks shall have delivered to the Borrower written notice of termination of the waivers granted pursuant to the Waiver and Fourth


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         Amendment to Credit Agreement dated as of December 29, 1999, in which event the Waiver and Fourth Amendment Termination Date shall be the fifth Business Day following the delivery of such notice.

         D. Section 2.04 of the Credit Agreement shall be amended by adding the following sentence at the end thereof:

                  "Notwithstanding the foregoing, from December 29, 1999, until the Waiver and Fourth Amendment Termination Date the Borrower may not continue any Eurodollar Rate Loan as a Eurodollar Rate Loan or convert any Base Rate Loan into a Eurodollar Rate Loan.

         E. Section 6.01(a) of the Credit Agreement is amended by deleting clause (v) thereof and substituting therefore the following:

                  (v) as soon as available, but in any event within ten days after the end of each fiscal month, (A) a completed Borrowing Base Certificate, (B) full and complete reports with respect to Receivables, including information as to concentration, aging, identity of Receivables debtors and obligors, letters of credit securing Receivables, disputed Receivables and such other matters as Agent may request and (C) a statement from the Depository Banks of the balances standing to the credit of each Designated Account as of the end of such month in form and substance satisfactory to the Agent;

         F. Section 6.01(a) of the Credit Agreement is hereby further amended by adding the following at the end thereof:

                  (vi) as soon as available, but in any event within fifteen days after the end of each fiscal month, the Borrower's consolidated balance sheet, income statement and a cash flow statement for the month then ended and for the year-to-date; and

                  (vii) as soon as available, but in any event not less than ten days prior to the beginning of each fiscal quarter, the Borrower's consolidated projected balance sheets, income statements and cash flow statements (A) prepared on a monthly basis for the succeeding fiscal quarter and (B) prepared on a quarterly basis for the three fiscal quarters thereafter.

         G. Section 6.02 of the Credit Agreement is amended by adding at the end thereof the following:

                  (t) Bank Meeting, Etc. The Borrower shall make a presentation concerning its financial performance, business plan, projections and related matters at a Bank group meeting arranged by the Agent on or about January 12, 2000. At all times prior to the



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         Waiver and Fourth Amendment Termination Date, PricewaterhouseCoopers
         ("PWC") shall have reasonable access to the Borrower's management to discuss financial and operational information of the Borrower. It is understood that, from time to time, PWC shall provide the Agent and the Borrower with budgets in connection with its review and analysis of such financial and operational information.

                  (u) Payment of Fee If the Borrower shall have not repaid all obligations under this Agreement in full and terminated all Commitments hereunder on or before February 25, 2000, on such date the Borrower shall pay a fee equal to 12.5 basis points to each Bank, based on such Bank's aggregate Revolving Commitment and Term Commitments on such date.

                  (v) Amendment of Designated Account Agreements. On or before January 20, 2000, each of the Designated Account Agreements shall be amended to provide that the Borrower may not transfer funds from any Designated Account to any account that is not a Designated Account other than transfers consistent with a monthly budget to be provided to the Agent not less than 15 days prior to the beginning of each fiscal month.

SECTION 2. WAIVERS AND CONSENTS

         A. By their execution hereof, the Banks hereby waive compliance by the Borrower with (i) Section 6.02(a) to (e) inclusive of the Credit Agreement for the period from September 30, 1999 through and including the Waiver and Fourth Amendment Termination Date and (ii) Section 6.02(j)(viii) of the Credit Agreement to the extent such provision would prohibit the Borrower from making up to $5,000,000 of additional Investments in Read-Rite SMI from and after December 29, 1999. Unless extended by the Majority Banks, the waiver described in clause (i) of the preceding sentence shall terminate on the Waiver and Fourth Amendment Termination Date, and on the Waiver and Fourth Amendment Termination Date an Event of Default will exist if the Borrower is not (and has not been) in compliance with Sections 6.02(a) to (e) of the Credit Agreement for all periods from and after September 30, 1999. The waivers granted herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver or modification of any other term or provision of the Credit Agreement or to be a consent to any other transaction or further action on the part of the Borrower or any of its Subsidiaries which would require the consent of the Banks under the Credit Agreement.

SECTION 3. CONDITIONS TO EFFECTIVENESS

         This Amendment shall become effective as of the first date (the "Fourth Amendment Date") on or before December 31, 1999 upon which the following conditions have been satisfied:



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         A. The Agent shall have received for each Bank counterparts hereof duly executed on behalf of the Borrower, the Agent, and the Majority Banks (or, in lieu of execution by the Majority Banks, notice of the approval of this Amendment by the Majority Banks satisfactory to the Agent); and

         B. An acknowledgment and amendment in the form of Exhibit A hereto duly executed by each party to the Guaranty.

         C. The Borrower shall have reduced the aggregate outstanding principal amount of Revolving Loans to an amount not in excess of $50,000,000.

         D. The Agent shall have received a copy of a board resolution of the Borrower, in form and substance satisfactory, to the Agent authorizing the execution, delivery and performance of this Amendment certified by the Secretary of the Borrower as being in full force and effect on the date hereof.

         E. The Amendment Fee referred to in Section 5.C shall have been paid, the Borrower shall have delivered to PWC a retainer in the amount of $50,000 and all other fees and expenses payable by the Borrower pursuant to the Loan Documents shall have been paid or provided for.

         F. All the representations and warranties in Section 4 shall be true and correct as of the date of this Amendment.

         G. No Potential Event of Default or Event of Default shall have occurred and be continuing on the date of this Amendment or will result from the consummation of this Amendment (after giving effect to this Amendment).

         H. The Agent shall have received the following for delivery to each
Bank:

         (i) an update of the Borrower's performance and business plans;

         (ii) projections of the Borrower's balance sheets, income statements and cash flow statements on a month by month basis through the Maturity Date; and

         (iii) a description of the Borrower's proposed asset sales, private placements and other equity issuances through the Maturity Date.

         I. The Agent shall have received, in form and substance satisfactory to it, a certificate dated on or before the date of this Amendment certifying that the conditions in clauses (F) and (G) have been met.



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SECTION 4. BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce the Agent and the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Agent and each Bank that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Amended Agreement.

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

         C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment does not and will not contravene (i) any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, (ii) the Certificate of Incorporation or Bylaws of the Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries or (iv) any material agreement or instrument binding on the Borrower or any of its Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article V of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the date of this Amendment to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing as of the date of this Amendment or will result from the consummation of the transactions contemplated by this



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Amendment that would constitute an Event of Default or a Potential Event of
Default (as determined after giving effect to the amendments made by this Amendment).

         H. FINANCIAL CONDITION. The unaudited consolidated balance sheet of the Borrower for the Borrower's fiscal quarter ended September 30, 1999 and the related consolidated statements of operations and cash flow of the Borrower for the fiscal quarter then ended, which have been previously circulated to the Banks, fairly present in all material respects the consolidated financial condition of the Borrower as at such date and the consolidated results of the operations of the Borrower for the period ended on such date, all in accordance with GAAP, consistently applied, subject to year-end adjustments and the absence of footnotes.

SECTION 5. MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN AGREEMENTS.

         (i) On and after the Fourth Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Agreements to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Agreements shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Loan Agreements nor to create any course of dealing or otherwise obligate the Agent or the Banks to forebear or execute similar amendments or any waiver in similar circumstances in the future.

         B. COSTS AND EXPENSES. The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, the Collateral Documents and the documents and transactions contemplated hereby.

         C. AMENDMENT FEE. The Company hereby agrees to pay to the Agent on or before the Fourth Amendment Date, for the ratable benefit of those Banks who consent to this Amendment (as evidenced by their return of a signed signature page to Agent or Agent's counsel) by 3:00 p.m. (Pacific standard time) December 29, 1999, an amendment fee (the



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"Amendment Fee") of 0.25% of the aggregate Revolving Commitments and Term
Commitments of such consenting Banks (after any reduction made by this Amendment). The Amendment Fee shall be paid to the Agent in immediately available funds and shall be non-refundable. The Amendment Fee is in addition to any fees, costs, expenses or other amounts otherwise payable pursuant to this Amendment or the Amended Agreement.

         D. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         E. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         F. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower shall bind such Bank or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                        BORROWER:

                                        READ-RITE CORPORATION

                                        By:

                                        Title:




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                                        AGENT:

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        NEW YORK AGENCY, as Agent

                                        By:

                                        Title: Managing Director,
                                               CIBC World Markets Corp.,
                                               AS AGENT




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                                        BANKS:

                                        CIBC INC.

                                        By:

                                        Title: Managing Director,
                                               CIBC World Markets Corp.,
                                               AS AGENT


                                        ABN AMRO BANK N.V.


                                        By:
                                        Title:

                                        By:
                                        Title:


                                        FLEET NATIONAL BANK


                                        By:
                                        Title:


                                        KEYBANK, N.A.


                                        By:
                                        Title:


                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By:
                                        Title:


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                                        MELLON BANK

                                        By:
                                        Title:

                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION, LOS ANGELES AGENCY

                                        By:
                                        Title:


                                        THE SUMITOMO BANK LIMITED,
                                        SAN FRANCISCO BRANCH


                                        By:
                                        Title:

                                        THE INDUSTRIAL BANK OF JAPAN LIMITED,
                                        SAN FRANCISCO AGENCY


                                        By:
                                        Title:

                                        BANQUE NATIONALE DE PARIS


                                        By:
                                        Title:

                                        By:
                                        Title:


                                        FOOTHILL PARTNERS III, L.P.


                                        By:
                                        Title:


                                        CERBERUS PARTNERS, L.P.


                                        By:
                                        Title:


                                        WELLS FARGO BANK, N.A.


                                        By:
                                        Title:


                                        THE DESIGNATED ISSUER:


                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        NEW YORK AGENCY


                                        By:

                                        Title: Managing Director,
                                               CIBC World Markets Corp.,
                                               AS AGENT


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                                    EXHIBIT A

                         TO WAIVER AND FOURTH AMENDMENT
                               TO CREDIT AGREEMENT



December 29, 1999

The parties listed on the acknowledgment page hereof:

Re:      Credit Agreement dated as of October 2, 1997

Ladies and Gentlemen:

         Please refer to (i) the Credit Agreement dated as of October 2, 1997 (the "Credit Agreement") by and among Read-Rite Corporation (the "Borrower"), the financial institutions party thereto (the "Banks") and Canadian Imperial Bank of Commerce, New York Agency, as agent (in such capacity, the "Agent") and
(ii) the Continuing Guaranty dated as of August 10, 1998 (the "Guaranty", which was executed by you on such date. Pursuant to an amendment of even date herewith, certain terms of the Credit Agreement were amended. We hereby request that you (i) consent to the terms of the amendment, (ii) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (iii) acknowledge and agree that the Guaranty, as amended by the following paragraph hereof, is and shall remain in full force and effect in accordance with the terms thereof.


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         We and you acknowledge and agree that the Guaranty is ratified and confirmed in all respects.



Very truly yours,

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as Agent


By:_________________________________________

Title: Managing Director, CIBC World Markets Corp., AS AGENT


ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:


GUARANTORS


SUNWARD TECHNOLOGIES, INC.

By:_________________________________________
Title:______________________________________

SUNWARD TECHNOLOGIES, CALIFORNIA

By:_________________________________________
Title:______________________________________




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